unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Annual Meeting of Shareholders

June 2, 2011

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

unigene

A Compelling Opportunity

- The demand for peptides is high and escalating
- Our goal is to become the pre-eminent peptide powerhouse
- We will exploit our validated proprietary technologies and intellectual property portfolio
- We are building a diversified portfolio of high-potential co-development and commercialization partnerships
- Experienced management team focused on execution

Multiple "game-changing" events in next 12 months

unigene

Therapeutic Peptides are Medically Important and Growing Rapidly

50+ Peptide-based Therapeutics Approved


First approval year, any country
First US approval year

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

*Withdrawn products not included

130+ Active Peptide Programs

Study of 334 development-stage peptides


Development
132 (39.5%)
Discontinued
145 (43.4%)
Approved
51 (15.3%)
Withdrawn
6 (1.8%)

- Increasing levels of peptide R&D over 30 years
- Increasing number of peptide-based NCEs
- Increasing diversity of therapeutic areas

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

unigene

Corporate Overview

Public Biotechnology Company:	Symbol UGNE.OB
Founded:	1980
# of Employees:	68
Locations:	Boonton, NJ (Corporate/Manufacturing) Fairfield, NJ (R&D)

Our Value Proposition

- ✓ Exquisite, proprietary oral peptide drug delivery
- ✓ State-of-the-art recombinant peptide manufacturing
- ✓ Proven peptide R&D and drug formulation expertise
- ✓ Validated manufacturing process development
- ✓ Clinical trial capabilities and regulatory expertise
- ✓ Overall competence that can dominate the peptide sector

2010 - A Transitional Year

- Q1 2010 - Victory Park Capital debt restructuring rescues Unigene from underperformance and financial distress
  - extends runway to effect necessary management change
- Q2 2010 - Appointed experienced biopharma CEO to effect turnaround and exploit unfulfilled potential
- Q3 2010 - Comprehensive business audit and SWOT analysis results in compelling new strategy and organizational realignment
- Q4 2010 - New strategy implementation initiated
  - new high-performance, custom-built management team recruited
  - business development function and corporate-wide customer/partner focus
  - transition validated via multi-million dollar milestone transaction with GSK

Unigene Strategic Realignment

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

Stage	Path
Rational Design	**In-licensing**
Lead Optimization	
Preclinical Models	*Satiety Peptides* / *Annexin Analogs*
Toxicology	
IND Filing	**Proof-of-Concept**
Phase 1	
Phase 2	*Oral PTH – GSK*
Phase 3	*Oral Calcitonin – Tarsa*
NDA	**Partner/Out-license**
Commercialization	*Fortical® – Upsher-Smith*

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

- Drug Delivery
- Production Processes
- Clinical Trial Supply
- Amidation
- Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties

Oral Calcitonin – Novartis

- Near-term cash from service fees
- Licensing milestones and royalties

Unigene Biotechnologies



Therapeutic Peptides Have Problems

Drug Delivery

Although oral delivery is preferred for chronic indications

- most approved therapeutic peptides require injection
- no natural peptide has yet been approved as an orally delivered drug product
- oral delivery hampered by low absorption and peptide degradation in the GI tract

cGMP Manufacturing

Larger peptides (>30 amino acids) are more difficult and costly to produce via synthetic production methods

- lower yields, higher impurity profiles and environmental concerns (e.g., use of organics)

We have the solutions

unigene

Proprietary Oral Drug Delivery Technology Leads the Industry

1. Enteric coating prevents capsule from opening in stomach at low pH
2. Enteric coat dissolves at neutral pH in the small intestine
3. Protease inhibitor, permeability enhancers and peptide released
4. Peptide absorbed across intestinal wall via paracellular transport



unigene

Unigene's Oral Formulations Represent a Significant Competitive Advantage

Biologic response compared to a leading competitor's formulation that requires four times more peptide



140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
CTx (percent of baseline)
800 µg
200 µg
0 3 5 7 9 12 14 16 18 20 22 24
hours post dosing
Leading Competitor 800 µg sCT *
Unigene 200 µg sCT ‡

Measured by the reduction in the blood marker CTx-1

- ✓ Increased bioavailability
- ✓ More reliable therapy
- ✓ Reduced risk of toxicity
- ✓ Lower cost of goods
- ✓ Better formulation

* J Clin Pharm OnlineFirst, published on July 21, 2010 as doi:10.1177/0091270010372625
‡ Unigene Phase 2 clinical trial data on file

unigene

High-Yield Low-Cost Manufacturing

Direct Expression of Peptides

- Patented *E. coli*-based recombinant peptide expression technology
- Peptide secreted directly into culture medium
- Enzymatic amidation of recombinant precursor



Unigene's Peptide Manufacturing Advantages

- ✓ Robust high yield and purity
- ✓ Scalable
- ✓ Cost-effective

Another Significant Competitive Advantage

unigene

Validated Manufacturing Leadership

- Novartis completing three Ph3 trials of oral calcitonin using Unigene's manufacturing technology

Novartis Manufacturing Licensing Agreement

Unigene eligible to receive $18+ million in milestone payments

Attractive royalties on Novartis' calcitonin-based product sales

- Further endorsed by recent multi-million dollar milestone partnership with GSK for oral-PTH

Commercial Production Capability







- 32,000 sq. ft. state-of-the-art cGMP multiple product manufacturing facility
- Fortical®, nasal calcitonin for the treatment of postmenopausal osteoporosis
  - market leader in nasal calcitonin market segment
  - FDA approval and launch in 2005
  - Manufacturing revenues and net sales royalties


Fortical

Yet Another Competitive Advantage

unigene

We Are a "Technology Venture Capitalist"

We are investing our technology to build a diversified portfolio of partnerships focusing on three specific target segments of the 200+ approved or development stage peptides

- Life cycle management of approved peptides
- Peptides with limited potential due to route of administration
- Development stage peptides with questionable commercial viability

Validated Biotechnologies Strategy

- Manufacturing and Clinical Supply Agreement with Cara Therapeutics for Phase 1 Study of Novel Kappa Receptor Agonist
  - Further validation of oral delivery and manufacturing technologies
  - Cara's Phase 1 study is expected to begin in H2 2011

Unigene's first agreement signed as a direct result of launching Biotechnologies Strategic Business Unit in Q4 2010

unigene

Applied Peptelligence

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases


Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
gsk
Satiety Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities

Oral Calcitonin Licensed to Tarsa - NDA Filing in 2011

- **Unigene's oral delivery technology platform validated with Positive Phase 3 results of oral calcitonin for osteoporosis!**
  - Study design and endpoints defined in Special Protocol Assessment (SPA)
  - Trial achieved primary endpoint with statistically significant results
- Potential to be the first oral calcitonin product to market
- U.S. registration filing expected in H2 2011
- Exit via M&A/partnership anticipated

Unigene Owns 20% of Tarsa (fully diluted)

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

unigene

Oral PTH in Phase 2 with GSK

- Potential to be first oral PTH to market
- Ph2 enrollment completed in Q2 2011
- Ph2 results anticipated before year end 2011

GSK has licensed exclusive worldwide rights to oral PTH

$4MM received to execute Ph2 study

$4MM received upon completion of patient enrollment

Up to $142MM in additional milestone payments

Tiered royalties in the "low-to-mid teens"

UGP281 to Enter Ph1 in H1 2012

Moderate weight loss of 5-10% shown to significantly decrease risks of morbid obesity



Treatment Weeks
1
2
3
4
5
6
7
Weight Change (percent baseline)
4
0
-4
-8
Placebo
UGP281
group 1
group 2

- A potent anorexigenic peptide selectively targeting the amylin receptor
- Demonstrated decreases in food consumption and weight in preclinical models
- Favorable pharmacological and safety profile
- Incorporates oral formulation and high-yield manufacturing

unigene

Applied Peptelligence

Unigene Corporate



Custom Designed Management Team

Ashleigh Palmer President and CEO	25+ years general management experience; Ikaria/INO Therapeutics, Ohmeda, Critical Biologics Corp, Creative BioVentures™ Corp
Greg Mayes, Esq. VP, Corporate Development and General Counsel	12+ years of biopharma legal and commercial experience; ImClone Systems, AstraZeneca, Morgan Lewis LLP
Nozer Mehta, Ph.D. VP, Biological Research and Development	33+ years R&D experience; 28 years with Unigene, Research Asst. Prof. University of Nebraska, Lincoln
Paul Shields, Ph.D. VP, Manufacturing Operations	21+ years manufacturing and operations experience with Unigene
William Steinhauer, CPA VP, Finance	30+ years financial management experience; 20+ years with Unigene, Refac Technology
Roxanne Tavakkol VP, Global Regulatory Affairs	20+ years regulatory experience; The Medicines Company, Novartis
Jenene Thomas VP, IR and Business Administration	13+ years IR experience; Amicus, Aeterna Zentaris, Savient, Reliant, Pharmacia

Strategic Intent

- Increase runway in the near-term by prudent cash conservancy and incremental revenue generation
- As resources permit, retire debt and selectively invest in the advancement of our existing core development programs and technologies
- Maximize shareholder value by exploiting the full potential of the Company's "Peptelligence™" core competence

Unigene's Turnaround Scorecard

June 2010	June 2011
Insolvency threatening	Extended cash runway into the H2 2012
Lacking BD functionality	BD/Partnering a competence
GSK PTH partnership moribund	Revised license agreement executed
Tarsa Ph3 ORACAL trial ongoing	Top-line results validate technology
Lacking sustainable/viable strategy	Compelling strategic realignment

unigene

Multiple Transformational Catalysts

	H1 2011	H2 2011	H1 2012
TARSA *Oral Calcitonin*	Ph3 Results ✔	Potential NDA Filing	
gsk *Oral PTH*	Initiate Ph2 dosing ✔ Complete Ph2 Enrollment ✔ $4MM Milestone ✔	Ph2 Top-line Results	Decision to move to Ph3
NOVARTIS *Oral Calcitonin*		Complete Ph3 studies	Potential NDA Filing
unigene	Peptide partner feasibility studies and potential licensing		UGP281 IND/Ph1

unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Annual Meeting of Shareholders

June 2, 2011